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                                                                    EXHIBIT 21.1

                            MATTSON TECHNOLOGY, INC.

                         SUBSIDIARIES OF THE REGISTRANT

                           Mattson International Inc.
                      Mattson International GmbH (Germany)
                      Mattson Technology Center KK (Japan)
                    Mattson International Korea Co. (Korea)
                   Mattson Technology of Singapore Pte. Ltd.
                    Mattson International Inc. Taiwan Branch
                              Concept Design Inc.
                         Concept Design FSC (Barbados)
                       Mattson Technology FSC (Barbados)
                           Mattson Technology Cayman
                   Mattson Technology Holding GmbH (Germany)
                    Mattson Thermal Products GmbH (Germany)
                      Mattson Wet Products GmbH (Germany)
             STEAG Electronic Systems Semiconductor GmbH (Germany)
                         Mattson Technology srl (Italy)
                        STEAG CVD Systems Ltd. (Israel)
                          STEAG CVD Systems Inc. (US)
                        STEAG Electronic Systems UK Ltd.
                    STEAG Electronic Systems Japan Co. Ltd.
                      STEAG Electronic Systems Korea Ltd.
             STEAG Electronic Systems SE Asia Pte. Ltd. (Singapore)
            STEAG Electronic Systems SE Asia Pte. Ltd. Taiwan Branch
                  STEAG Electronic Systems Semiconductor, Inc.
                       STEAG Electronic Systems Inc. (US)
                             STEAG Cutek, Inc. (US)
                          STEAG RTP Systems Inc. (US)
                             CFM Technologies, Inc.
                            CFM Holdings, Inc. (US)
                          CFM International FSC (Guam)
                           Mattson Technology UK Ltd.
                                 CFMT Inc. (US)
                  CMF Technologies Ltd. (UK) Singapore Branch
                    CMF Technologies Ltd. (UK) Taiwan Branch
                         CFM Technologies SARL (France)